UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 469-8300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	PAGE

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	1

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT	2

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	2

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01	Entry into a Material Definitive Agreement.

On May 5, 2010, RCLC, Inc. (formerly Ronson Corporation) (the “Company”) and its wholly-owned subsidiaries, RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation) (“RCPC”), Ronson Aviation, Inc. (“RAI”) and RCC Inc. (formerly Ronson Corporation of Canada Ltd.) (“Ronson Canada” and collectively with the Company, RCPC, and RAI, the “Borrowers”), further extended the previously reported forbearance agreement (the “Forbearance Agreement”) with their principal lender, Wells Fargo Bank, National Association (“Wells Fargo”), under which Wells Fargo agreed not to assert existing events of default under the Borrowers’ credit facilities with Wells Fargo through May 7, 2010, or such earlier date determined under the Forbearance Agreement, to provide the Borrowers with additional time to consummate the sale of RAI’s assets to Hawthorne TTN Holdings, LLC (“Hawthorne”) pursuant to the previously disclosed Asset Purchase Agreement dated as of May 15, 2009, as amended (the “Hawthorne Asset Purchase Agreement”), among the Company, RAI and Hawthorne.  Since the sale of RAI’s assets to Hawthorne has not been consummated, on May 10, 2010, the Borrowers further extended the Forbearance Agreement with Wells Fargo through June 11, 2010, or such earlier date determined under the Forbearance Agreement, to provide the Borrowers with additional time, among other things, to consummate the sale of RAI’s assets to Hawthorne pursuant to the Hawthorne Asset Purchase Agreement or, alternatively, to pursue a sale of RAI to a third party other than Hawthorne.

In addition to the extension of forbearance, the amendment increases the maximum revolving credit line to $2,400,000 and increases the overadvance limit to $1,325,000, subject to interest thereon accruing at a rate equal to the prime rate plus 8% per annum.

The amendment further provides that Wells Fargo’s forbearance is conditioned upon, among other things, its receipt of evidence (a) not later than May 11, 2010, that the Borrowers have engaged an investment banking firm to market RAI and/or its assets under terms of engagement reasonably acceptable to Wells Fargo, (b) not later than June 5, 2010, that the Borrowers have signed an asset purchase agreement to sell RAI or its assets to a third party other than Hawthorne, which Wells Fargo in its reasonable discretion believes will provide proceeds sufficient to repay all indebtedness due and owing by the Borrowers to Wells Fargo, and (c) not later than June 10, 2010, that the Freeholders of Mercer County, New Jersey have consented to the assignment of RAI’s lease of premises at Mercer County Airport to the proposed third party purchaser of RAI.

As previously reported, as a result of the consummation of the sale of the Company’s consumer products business to Zippo Manufacturing Company on February 2, 2010, RCPC and Ronson Canada are no longer permitted to request advances under the credit facility with Wells Fargo and any remaining assets of RCPC and Ronson Canada are no longer considered in borrowing base calculations.  RAI could continue to request advances under the Wells Fargo credit facility until June 11, 2010 or such earlier termination date as determined under the Forbearance Agreement.

The foregoing summary set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments to the Forbearance Agreement attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)           The text of Item 1.01 of this Current Report on Form 8-K with respect to the Company’s entry into amendments to the Forbearance Agreement is incorporated by reference to this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On May 10, 2010, the Company entered into an amendment of the previously reported engagement agreement between the Company and Getzler Henrich & Associates LLC (“Getzler Henrich”), a corporate turnaround and restructuring firm, pursuant to which Joel Getzler is retained as Chief Restructuring Officer of the Company and Getzler Henrich is providing operational restructuring services to the Company.  The amendment extends the term of Getzler Henrich’s engagement, which was set to expire on April 30, 2010, until June 30, 2010.  In addition to agreed to fees paid to Mr. Getzler and Getzler Henrich under the engagement agreement, commencing with the week of May 4, 2010, the Company shall pay Getzler Henrich for the services of Don Baxter or other Getzler Henrich analyst, at such analyst’s per-hour rate, currently $300 per hour.

The foregoing summary set forth in response to this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the engagement agreement between the Company and Getzler Henrich attached as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:  The following exhibits are filed herewith:

No.	Description

10.1
Sixteenth Amendment to Forbearance Agreement dated as of May 5, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

10.2
Seventeenth Amendment to Forbearance Agreement dated as of May 7, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

10.3	Letter Amendment dated as of April 30, 2010 to Engagement Agreement dated March 30, 2009 between Ronson Corporation and Getzler Henrich & Associates LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, INC. (formerly Ronson Corporation)

Date: May 11, 2010	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Exhibit Index

No.	Description

10.1
Sixteenth Amendment to Forbearance Agreement dated as of May 5, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

10.2
Seventeenth Amendment to Forbearance Agreement dated as of May 7, 2010 among RCLC, Inc. (formerly Ronson Corporation), RCPC Liquidating Corp. (formerly Ronson Consumer Products Corporation), Ronson Aviation, Inc., RCC Inc. (formerly Ronson Corporation of Canada Ltd.) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

10.3	Letter Amendment dated as of April 30, 2010 to Engagement Agreement dated March 30, 2009 between Ronson Corporation and Getzler Henrich & Associates LLC